EXHIBIT 10.5
                                LOCKUP AGREEMENT

         THIS LOCKUP AGREEMENT ("AGREEMENT") is made effective as of this ___ day of October 2008, by and among Lafayette 543, LLC, Philadelphia New York Investors, Global Investment Advisors, LLC ("SHAREHOLDER") and Sungame Corporation, a Delaware corporation ("COMPANY").

         WHEREAS,   the  Shareholder  holds  common  stock  of  the  Company  or securities convertible into or exercisable for common stock of the Company (the, "SECURITIES");

         WHEREAS, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company's common stock;

         WHEREAS, the Company desires the Shareholder to refrain selling Securities held by the Shareholder to encourage orderly trading in shares of the Company's common stock;

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. LOCKUP OF SECURITIES. The Shareholder agrees, that without the prior written consent of the Company, that, until the earlier of 1) 90 days after the shareholders stock has been registered under an effective Registration Statement with the SEC 2) the second anniversary of the date of this Agreement or a 3) 90 days after Change in Control (as defined in the Securities Exchange Act of 1934), the Shareholder will not make or cause any sale more than 5% of shares outstanding per quarter, irrespective of whether their shares are subsequently registered of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholder owns either of record or beneficially, and which the Shareholder has the power to control the disposition; provided, however, that the Shareholder may, without the Company's prior written consent, (i) make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

         2 CONSIDERATION FOR LOCKUP In consideration for the Shareholder agreeing to be bound by the terms of this Agreement, the Company will pay the Shareholder $100.

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

         3. FAILURE TO ISSUE OPTION. Should the option required by Section 2 of this agreement not be issued within 30 days of this Agreement, then this Agreement shall be null and void and of no further force and effect.

         4. TRANSFER; SUCCESSOR AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         5. GOVERNING LAW. This Agreement shall, to the fullest extent allowed by law, be construed, interpreted and enforced in accordance with the laws of the State of California, without regard to or application of conflict of law rules, and the venue in regard to any disputes arising hereunder shall, to the fullest extent allowed by law, be in Wilmington, Delaware.

         6. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7. TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         8. NOTICES.

                  (a) All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholder at such Shareholder's address set forth on the signature page hereto; and (ii) the Company at Sungame Corporation, 501 Silverside Road, Suite 105, Wilmington, Delaware 19809, attention President.

                  (b) All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

                  (c) Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

         9. ATTORNEYS' FEES. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

         10. AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended with the written consent of the Company and the Shareholder.

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

         11. SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         12. DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

         13. ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                  SUNGAME CORPORATION., a Delaware corporation



                  By:  __________________________________

                  Name: Guy Robert

                  Title: President








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


                   SHAREHOLDER




                   -------------------------------------
                           Lafayette 543 LLC

                   Address:

                   ------------------------------------

                   ------------------------------------




                   -------------------------------------
                     Philadelphia New York Investors

                   Address:

                   ------------------------------------

                   ------------------------------------




                   -------------------------------------
                      Global Investment Advisers, LLC

                   Address:

                   ------------------------------------

                   ------------------------------------





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                                    EXHIBIT I



                     SECURITIES SUBJECT TO LOCKUP AGREEMENT

Lafayette 543                       140,000
Philadelphia New York Investors     265,750
Global Investments Advisory LLC     265,750


































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